UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

OCULAR THERAPEUTIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Crosby Drive, 3rd Floor

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OCUL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2021 Stock Incentive Plan

On June 10, 2026, Ocular Therapeutix, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the Company’s stockholders approved an amendment (“Amendment No. 5”) to the Company’s 2021 Stock Incentive Plan, as amended (the “2021 Stock Incentive Plan”). Amendment No. 5, which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval, increased the number of shares of common stock of the Company issuable under the 2021 Stock Incentive Plan by 10,000,000 shares.

A description of the material terms and conditions of Amendment No. 5 is set forth in Proposal 4 on pages 64 to 76 of the Company’s definitive proxy statement for the 2026 Annual Meeting, filed with the Securities and Exchange Commission on April 30, 2026 (the “2026 Proxy Statement”), and is incorporated herein by reference. This summary of Amendment No. 5 is qualified in its entirety by reference to the full text of the 2021 Stock Incentive Plan, as amended by Amendment No. 5, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Appointment of Chief Financial Officer

On June 10, 2026, the Board appointed Jason Robins, the Company’s interim Chief Financial Officer, to serve as the Chief Financial Officer. Mr. Robins is continuing to serve as the Company’s principal financial officer and principal accounting officer. In connection with Mr. Robins’ appointment, his annual base salary is increased to $535,100 beginning July 1, 2026, and his annual cash bonus, determined by and payable at the sole discretion of the Board, is targeted at 45% of his annual base salary. Additionally, the Company granted Mr. Robins, effective June 10, 2026 (the “Grant Date”), (i) a stock option to purchase up to 14,024 shares of the Company’s common stock at a per share exercise price equal to the closing price of the Company’s common stock on The Nasdaq Global Market on the Grant Date and (ii) a restricted stock unit award representing the right to receive 15,441 shares of the Company’s common stock. Subject to Mr. Robins’ continued service to the Company, his option award vests in equal monthly installments over a four-year period, and his restricted stock unit award vests in equal yearly installments over a three-year period.

Mr. Robins, age 50, has served as the Company’s interim Chief Financial Officer since January 20, 2026. Mr. Robins had previously served as the Company’s Senior Vice President, Finance, since January 2025, where he managed accounting, reporting, financial planning and analysis, and corporate planning. From October 2020 to December 2024, Mr. Robins served as Vice President, Finance, of Fusion Pharmaceuticals Inc., a biopharmaceutical company acquired by AstraZeneca in June 2024. Mr. Robins received a Bachelor of Science from Babson College, a Master of Science from the Harvard-MIT Division of Health Sciences and Technology, and a Master of Business Administration from the MIT Sloan School of Management.

There is no arrangement or understanding between Mr. Robins and any other person pursuant to which Mr. Robins was appointed as Chief Financial Officer. There are no related party transactions between the Company and Mr. Robins reportable under Item 404(a) of Regulation S-K and no family relationships between Mr. Robins and any of the Company’s directors or officers.

In connection with Mr. Robins’ appointment, Donald Notman is continuing to serve as Chief Operating Officer of the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the 2026 Annual Meeting.

(1)	The Company’s stockholders elected Pravin U. Dugel, M.D. and Merilee Raines as Class III directors to serve until the 2029 Annual Meeting of Stockholders, each such director to hold office until his or her successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Pravin U. Dugel, M.D.	142,371,228	14,705,114	32,446,509
Merilee Raines	136,531,519	20,544,823	32,446,509

(2)	The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2026 Proxy Statement. The results of the stockholders’ vote were as follows:

For	Against	Abstain	Broker Non-Votes
116,101,559	40,115,637	859,146	32,446,509

(3)	The Company’s stockholders approved, on a non-binding, advisory basis, “One Year” for the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. The results of the stockholders’ vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
154,178,013	612,895	1,042,331	1,243,103	32,446,509

In accordance with the results of the non-binding, advisory vote of the Company’s stockholders and its previous recommendation, the Board has determined that future advisory votes to approve named executive officer compensation will be held every year until the next required advisory vote on the frequency of stockholder votes to approve named executive officer compensation.

(4)	The Company’s stockholders approved Amendment No. 5 to increase the number of shares of common stock of the Company issuable under the 2021 Stock Incentive Plan by 10,000,000 shares. The results of the stockholders’ vote with respect to such amendment were as follows:

For	Against	Abstain	Broker Non-Votes
150,723,228	5,688,862	664,252	32,446,509

(5)	The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
187,152,838	2,113,944	256,069	─

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Ocular Therapeutix, Inc. 2021 Stock Incentive Plan, as amended, incorporated herein by reference to Appendix B to the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: June 12, 2026	By:	/s/ Jason S. Robins
Jason S. Robins
Chief Financial Officer